                                                                    EXHIBIT 99.4

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB2

                                  (SURF LOGO)

                      WILSHIRE CREDIT CORPORATION SERVICER

                           JPMORGAN CHASE BANK TRUSTEE

                                AUGUST [18], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

BNB Collateral Information                      Originators             % Name
Deal Name:                  SURF 2005-AB2            1                   Wilmington Finance, Inc. (39.7%)
Bloomberg Ticker:           SURF 2005-AB2            2                  Fremont Investment and Loan (17.9%)
Asset Class:                                         3                    South Star Funding, LLC (8.7%)
Issuer:
Trustee:                                     Master Servicer
Lead Manager(s)             ML                       1                            Wilshire (100%)
                                                     2
Issue Date:

                                   Principal                 WA Loan
FICO :              # Loans       Balance $       %        Balance $
              NA
       below 500
      500 to 520
      520 to 540
      540 to 560
      560 to 580
      580 to 600
      600 to 620        12      2,888,815.35     0.86     240,734.61
      620 to 640       206     39,936,800.71    11.90     193,867.96
      640 to 660       267     49,420,876.92    14.73     185,096.92
      660 to 680       368     73,492,529.25    21.90     199,707.96
      680 to 700       332     64,466,634.81    19.21     194,176.61
      700 to 750       402     84,104,306.36    25.06     209,214.69
        750 plus       110     21,315,610.79     6.35     193,778.28
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

      FICO Mean:       685                     Median:           680

                                             Weighted Average Collateral Characteristics

FICO :               WAC    WA Ave FICO   WA %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
              NA
       below 500
      500 to 520
      520 to 540
      540 to 560
      560 to 580
      580 to 600
      600 to 620    6.796      620.000    73.448    37.042     0.000        0.000        43.334         0.000       0.000     27.001
      620 to 640    6.764      629.916    76.299    39.046     6.746       14.930        59.325         0.547       0.462     19.332
      640 to 660    6.774      650.844    78.678    40.577     4.610       12.203        40.439         4.606       2.547     26.551
      660 to 680    6.838      669.993    83.499    39.946     8.783       11.710        52.574        45.592       0.340     38.967
      680 to 700    6.696      690.037    84.399    40.961     8.452       16.467        49.289        48.263       0.894     38.840
      700 to 750    6.595      721.350    83.271    41.174    10.273       21.397        45.087        48.276       0.800     35.987
        750 plus    6.647      770.851    83.913    42.529    17.020       26.789        27.036        42.496       0.000     44.001
                    -----      -------    ------    ------    ------       ------        ------        ------       -----     ------
           Total    6.719      685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                    =====      =======    ======    ======    ======       ======        ======        ======       =====     ======

      FICO Mean:  Std Dev:       38.89



                                                             WA Loan
LTV :               # Loans       Balance $       %        Balance $
        Below 50        31      4,431,163.00     1.32     142,940.74
        50 to 55         9      1,376,579.55     0.41     152,953.28
        55 to 60        24      4,537,586.70     1.35     189,066.11
        60 to 65        29      5,662,406.31     1.69     195,255.39
        65 to 70        45     10,815,085.11     3.22     240,335.22
        70 to 75       100     21,841,016.92     6.51     218,410.17
        75 to 80       882    168,032,567.70    50.07     190,513.12
        80 to 85       113     26,025,178.95     7.75     230,311.32
        85 to 90       215     47,261,982.28    14.08     219,823.17
        90 to 95        78     18,895,199.13     5.63     242,246.14
       95 to 100        11      1,816,079.82     0.54     165,098.17
        100 plus       160     24,930,728.72     7.43     155,817.05
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

       LTV Mean:     81.99                     Median:          80.00

                                             Weighted Average Collateral Characteristics

LTV :                WAC    WA Ave FICO   WA %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
        Below 50     6.253     692.991    39.608    39.182    18.061       28.453        94.941         0.000       0.000     20.491
        50 to 55     6.463     683.823    53.215    36.489    20.724       37.217       100.000         0.000       0.000      0.000
        55 to 60     6.156     674.640    57.781    40.711     9.289       20.873        96.565         0.000       0.000     33.362
        60 to 65     6.380     669.702    63.915    38.555    10.624       21.950        74.719         0.000       3.262     30.729
        65 to 70     6.243     683.741    68.529    40.869     5.413       11.515        83.362         0.000       0.000     33.084
        70 to 75     6.395     672.192    73.835    38.397     9.290       10.826        70.202         0.000       0.000     28.525
        75 to 80     6.727     677.168    79.787    41.022     7.033       16.031        32.512         0.000       1.641     35.973
        80 to 85     6.556     698.205    84.314    39.080    14.777       19.885        71.886       100.000       0.000     41.579
        85 to 90     6.752     698.021    89.457    40.134    17.671       20.981        55.172       100.000       0.000     39.492
        90 to 95     6.994     696.614    94.796    41.602     1.597       12.019        57.719       100.000       0.000     35.115
       95 to 100     7.066     692.090    97.624    42.495     0.000       20.530        84.354        94.233       0.000     14.074
        100 plus     7.310     707.107   100.000    41.675     0.421       10.736        34.610        91.781       0.000     16.653
                     -----     -------   -------    ------    ------       ------       -------       -------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======   =======    ======    ======       ======       =======       =======       =====     ======

       LTV Mean:  Std Dev:        10.66



                                                             WA Loan

DTI :               # Loans       Balance $       %        Balance $
        below 20        86     14,547,465.16     4.33     169,156.57
        20 t0 25        54      9,769,827.41     2.91     180,922.73
        25 to 30       118     21,763,598.08     6.48     184,437.27
        30 to 35       180     31,953,955.71     9.52     177,521.98
        35 to 40       273     54,968,127.33    16.38     201,348.45
        40 to 45       520    103,727,942.03    30.91     199,476.81
        45 to 50       399     85,036,280.65    25.34     213,123.51
        50 to 55        63     12,869,053.68     3.83     204,270.69
        55 to 60         4        989,324.14     0.29     247,331.04
         60 plus                                  -              -
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

       DTI Mean:     40.56                     Median          41.84


                                             Weighted Average Collateral Characteristics

DTI :                WAC    WA Ave FICO   WA %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
        below 20     7.274     688.960    81.213    16.409    12.775        7.033        36.584        27.903      20.229     55.663
        20 t0 25     6.535     669.716    81.040    23.094    10.189       16.326        59.565        34.151       0.000     34.611
        25 to 30     6.571     684.953    80.083    27.981    12.121       15.816        55.681        36.002       0.000     30.660
        30 to 35     6.710     679.904    81.539    32.743     9.003       15.594        50.184        36.419       0.000     36.034
        35 to 40     6.680     683.406    81.691    37.637    10.068       15.502        49.133        35.707       0.000     36.442
        40 to 45     6.742     683.232    81.809    42.742     6.973       15.073        43.958        29.770       0.000     32.035
        45 to 50     6.680     689.183    82.661    47.655     8.397       21.204        48.659        38.700       0.000     32.335
        50 to 55     6.740     700.905    86.257    51.592     6.742       13.136        39.837        49.720       0.000     31.252
        55 to 60     6.928     684.486    80.938    57.827     0.000        0.000        62.856         9.375       0.000     50.540
         60 plus
                     -----     -------    ------    ------    ------       ------        ------        ------      ------     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======    ======       ======        ======        ======      ======     ======

       DTI Mean:   Std Dev        7.87


                                                             WA Loan

Purpose :           # Loans       Balance $       %        Balance $
        Purchase       826    155,347,418.59    46.29     188,071.94
       Refinance
       (no Cash)
       Refinance
     (Rate Term)        96     21,252,588.09     6.33     221,381.13
        Cash Out
 Refinance Below
         70% LTV       118     23,211,887.15     6.92     196,710.91
        Cash Out
  Refinance with
 LTV 70.1% - 75%        74     15,332,915.56     4.57     207,201.56
        Cash Out
  Refinance with
 LTV 75.1% - 80%       281     54,630,180.30    16.28     194,413.45
        Cash Out
  Refinance with
 LTV 80.1% - 85%        81     18,708,554.90     5.57     230,969.81
        Cash Out
  Refinance with
 LTV 85.1% - 90%       112     26,075,377.57     7.77     232,815.87
        Cash Out
  Refinance with
       LTV > 90%       109     21,066,652.03     6.28     193,272.04
                                                  -              -
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========


                                             Weighted Average Collateral Characteristics

Purpose :            WAC    WA Ave FICO   WA %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
        Purchase     6.893     688.880    83.519    41.096    11.299       18.706         0.000        27.504       1.642     38.198
       Refinance
       (no Cash)
       Refinance
     (Rate Term)     6.431     689.974    81.790    40.769     4.880       19.067         0.000        46.061       0.000     40.674
        Cash Out
 Refinance Below
         70% LTV     6.274     677.175    59.417    39.515     7.032       17.123       100.000         0.000       0.000     29.330
        Cash Out
  Refinance with
 LTV 70.1% - 75%     6.359     668.041    73.789    37.126    11.497       15.421       100.000         0.000       0.000     22.086
        Cash Out
  Refinance with
 LTV 75.1% - 80%     6.592     667.082    79.493    40.365     7.458       15.459       100.000         0.000       0.716     26.094
        Cash Out
  Refinance with
 LTV 80.1% - 85%     6.501     698.370    84.440    39.872     9.196       14.260       100.000       100.000       0.000     40.047
        Cash Out
  Refinance with
 LTV 85.1% - 90%     6.604     696.349    89.207    39.969     5.235       10.201       100.000       100.000       0.000     42.322
        Cash Out
  Refinance with
       LTV > 90%     7.149     694.460    97.090    42.044     0.000        8.059       100.000        92.451       0.000     18.906

                     -----     -------    ------    ------    ------       ------       -------       -------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======    ======       ======       =======       =======       =====     ======


                                                             WA Loan

Occupancy Status :  # Loans       Balance $       %        Balance $
  Owner Occupied      1503    306,481,001.95    91.32     203,912.84
      Investment       157     23,280,432.70     6.94     148,283.01
2nd / Vacation /
           other        37      5,864,139.54     1.75     158,490.26
                                                  -              -
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

                                             Weighted Average Collateral Characteristics

Occupancy Status :   WAC    WA Ave FICO   WA %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
  Owner Occupied     6.671     683.943    82.078    40.708     0.000       14.915        48.444        34.024       0.876     35.710
      Investment     7.217     690.335    81.568    38.527   100.000       36.433        40.587        51.952       0.000      8.295
2nd / Vacation /
           other     7.271     724.766    78.937    41.099   100.000       12.384        18.863         6.899       4.415     60.860

                     -----     -------    ------    ------   -------       ------        ------        ------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======   =======       ======        ======        ======       =====     ======

                                                             WA Loan
Documentation
Type :              # Loans       Balance $       %        Balance $
            Full
   Documentation       672    126,329,763.33    38.26     187,990.72
         Limited
   Documentation        12      4,146,058.05     1.26     345,504.84
          Stated
   Documentation
  with LTV < 70%        72     13,078,074.90     3.96     181,639.93
          Stated
   Documentation
        with LTV
     70.1% - 80%       639    125,333,080.37    36.32     197,577.04
          Stated
   Documentation
        with LTV
     80.1% - 85%        53     14,453,965.23     4.38     272,716.33
          Stated
   Documentation
        with LTV
     85.1% - 90%        89     21,886,026.26     6.63     245,910.41
          Stated
   Documentation
  with LTV > 90%       104     21,372,316.42     6.47     205,503.04
        No Ratio        14      2,761,564.87     0.84     197,254.63
            NINA         1        181,250.00     0.05     181,250.00
          No Doc        41      6,083,474.76     1.84     148,377.43
           Other                                 -            -
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

                                             Weighted Average Collateral Characteristics
Documentation
Type :               WAC    WA Ave FICO   WA %LTV   % DTI   Non - Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
            Full
   Documentation     6.390     684.683    83.104    39.672    11.354       18.587        55.318        44.818       0.000     40.404
         Limited
   Documentation     6.691     702.368    83.492    33.956    18.050       27.389        71.184        52.607       0.000      9.378
          Stated
   Documentation
  with LTV < 70%     6.370     681.187    59.606    40.721    15.108       25.174        85.589         0.000       0.000     17.418
          Stated
   Documentation
        with LTV
     70.1% - 80%     6.863     676.990    79.211    41.603     7.051       14.570        32.451         0.000       0.000     25.431
          Stated
   Documentation
        with LTV
     80.1% - 85%     6.673     698.529    84.323    40.267     5.373       16.342        81.172       100.000       0.000     42.310
          Stated
   Documentation
        with LTV
     85.1% - 90%     6.929     697.736    89.595    40.751     5.866       16.127        54.121       100.000       0.000     40.501
          Stated
   Documentation
  with LTV > 90%     7.459     704.881    96.941    41.212     0.236       11.078        46.734        99.186       0.000     26.082
        No Ratio     6.965     667.972    78.986     0.000     9.375       17.749        14.168         0.000     100.000     76.200
            NINA     7.250     722.000    79.990     0.000     0.000        0.000         0.000         0.000     100.000    100.000
          No Doc     7.738     708.867    79.328     0.000     7.932        5.434        25.835         7.196       0.000     59.272
           Other
                     -----     -------    ------    ------     -----       ------        ------       -------     -------    -------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======     =====       ======        ======       =======     =======    =======

                                                             WA Loan

Property Type:      # Loans       Balance $       %        Balance $
   Single Family      1210    233,821,957.67    69.67     193,241.29
    Planned Unit
Development (PUD)      208     46,882,468.85    13.97     225,396.48
        2-4 Unit       121     28,384,392.56     8.46     234,581.76
       Townhouse        21      3,005,455.46     0.90     143,116.93
           Condo       130     22,888,303.84     6.82     176,063.88
              MH         7        642,995.81     0.19      91,856.54
           Other                                  -              -
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

                                             Weighted Average Collateral Characteristics

Property Type:       WAC    WA Ave FICO   WA %LTV   % DTI    Non-Prim    Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
   Single Family     6.715     682.061    82.009    40.233     6.960        0.000        51.981        36.153       0.410     33.239
    Planned Unit
Development (PUD)    6.697     687.773    82.574    41.236     7.812        0.000        33.430        25.790       3.188     52.593
        2-4 Unit     6.791     695.520    80.919    41.653    21.085      100.000        44.988        42.552       0.000     14.701
       Townhouse     6.639     692.502    85.269    40.486     2.178      100.000        50.547        48.751       0.000     10.614
           Condo     6.709     696.476    81.694    41.365    13.796      100.000        30.538        28.091       2.142     35.289
              MH     7.362     695.308    73.682    36.419     0.000      100.000        82.645        27.511       0.000      0.000
           Other
                     -----     -------    ------    ------     -----      -------        ------        ------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======     =====      =======        ======        ======       =====     ======

                                                             WA Loan

UPB:                # Loans       Balance $       %        Balance $
   below $50,000        20       838,151.23      0.25      41,907.56
         $50,001
      to $75,000       120      7,635,873.95     2.28      63,632.28
         $75,001
     to $100,000       172     15,174,634.85     4.52      88,224.62
        $100,001
     to $125,000       217     24,534,431.89     7.31     113,061.90
        $125,001
     to $150,000       215     29,562,900.69     8.81     137,501.86
        $150,001
     to $200,000       300     52,364,504.44    15.60     174,548.35
        $200,001
     to $250,000       207     46,211,063.25    13.77     223,241.85
        $250,001
     to $300,000       160     44,029,926.07    13.12     275,187.04
        $300,001
     to $350,000       111     35,906,279.65    10.70     323,480.00
        $350,001
     to $400,000       65      24,586,748.31     7.33     378,257.67
        $400,001
     to $450,000       47      19,945,860.72     5.94     424,380.02
        $450,000
     to $500,000       30      14,411,157.49     4.29     480,371.92
        $500,001
     to $600,000       17       9,216,653.56     2.75     542,156.09
        $600,001
     to $700,000         8      5,036,378.73     1.50     629,547.34
   $700,001 plus         8      6,171,009.36     1.84     771,376.17
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

                       Min          23924.70      Max      961911.46

                                             Weighted Average Collateral Characteristics

UPB:                 WAC        FICO      %LTV      % DTI    Non-Prim    Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
   below $50,000     7.803     674.578    72.356    33.978    17.268        4.882        66.074        20.844       0.000      0.000
         $50,001
      to $75,000     7.479     685.162    80.219    36.983    21.790       14.810        45.150        31.049       0.000      8.336
         $75,001
     to $100,000     7.147     682.738    82.132    39.623    21.816       18.197        41.196        34.349       1.179     10.194
        $100,001
     to $125,000     6.943     689.315    82.321    39.413    15.547       15.491        41.222        31.520       0.885     16.631
        $125,001
     to $150,000     6.994     685.818    82.357    39.516    12.915       14.043        40.243        28.098       0.915     18.743
        $150,001
     to $200,000     6.811     680.208    81.253    41.097     9.134       17.315        48.171        28.151       1.398     30.978
        $200,001
     to $250,000     6.697     683.232    83.021    41.220     4.280       16.197        45.947        35.224       0.476     30.691
        $250,001
     to $300,000     6.610     678.947    80.563    40.978     6.184       19.980        49.370        33.210       0.623     36.773
        $300,001
     to $350,000     6.696     687.603    84.980    41.264     9.172       17.051        52.019        53.154       0.851     36.291
        $350,001
     to $400,000     6.439     694.856    81.187    41.149     4.567       26.215        45.709        27.559       3.027     47.773
        $400,001
     to $450,000     6.339     696.388    83.428    42.914     2.025       14.570        46.955        44.329       0.000     53.309
        $450,000
     to $500,000     6.281     670.417    78.735    37.904     0.000        6.376        52.924        26.638       0.000     63.328
        $500,001
     to $600,000     6.644     684.715    87.043    40.699     0.000        5.920        53.053        65.381       0.000     59.554
        $600,001
     to $700,000     6.228     706.969    75.216    42.863    12.360        0.000        75.553        25.365       0.000     50.409
   $700,001 plus     6.559     698.527    77.399    35.421    23.775       12.127        48.025        24.167       0.000     64.528
                     -----     -------    ------    ------     -----       ------        ------        ------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======     =====       ======        ======        ======       =====     ======

                                                             WA Loan

State:              # Loans       Balance $       %        Balance $
      California       259     77,274,986.95    23.02     298,359.02
         Florida       221     38,450,182.41    11.46     173,982.73
        New York        78     21,434,507.55     6.39     274,801.38
        Illinois       106     19,686,028.93     5.87     185,717.25
         Georgia       104     15,472,749.68     4.61     148,776.44
        Virginia        60     14,184,309.39     4.23     236,405.16
        Maryland        53     12,343,754.84     3.68     232,901.03
      New Jersey        40     10,409,638.98     3.10     260,240.97
   Massachusetts        36     10,033,947.27     2.99     278,720.76
            Ohio        65      9,180,697.53     2.74     141,241.50
    Pennsylvania        54      9,146,013.18     2.73     169,370.61
         Arizona        39      7,876,103.12     2.35     201,951.36
     Connecticut        36      7,175,047.58     2.14     199,306.88
       Minnesota        36      6,641,634.59     1.98     184,489.85
           Texas        48      6,501,391.40     1.94     135,445.65
           Other       462     69,814,580.79    20.80     151,113.81
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

                                             Weighted Average Collateral Characteristics

State:               WAC        FICO      %LTV      % DTI    Non-Prim    Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
      California     6.283     686.580    79.508    40.075     7.665       17.361        54.305        36.467       0.000     58.094
         Florida     6.996     685.776    81.795    40.763    14.654       12.518        29.301        24.779       2.435     35.840
        New York     6.683     681.703    81.276    41.437     8.782       27.851        54.969        36.515       0.000     13.747
        Illinois     6.956     689.445    83.035    41.372     5.680       35.226        51.123        39.568       0.000     17.402
         Georgia     6.888     676.743    83.058    40.689    14.248        2.479        36.390        26.440       4.543     47.154
        Virginia     6.583     683.316    81.825    40.490     1.429       14.552        42.632        27.144       0.000     51.948
        Maryland     6.506     679.558    81.124    40.754     6.105       11.772        59.545        34.378       1.496     26.644
      New Jersey     6.483     683.250    84.417    43.104     4.441       19.417        57.195        48.031       0.000     14.502
   Massachusetts     6.642     683.752    79.567    42.750    13.647       44.984        55.452        25.188       0.000     12.633
            Ohio     6.838     691.101    83.674    41.470     8.996        4.449        52.760        39.392       3.844     28.361
    Pennsylvania     6.669     678.957    84.959    37.422     8.570       18.595        51.771        51.189       0.000      7.835
         Arizona     6.856     693.233    83.759    39.479     6.469        0.710        37.449        38.085       0.000     43.360
     Connecticut     6.816     689.279    82.419    41.016     8.608       51.078        46.115        47.959       0.000     11.031
       Minnesota     6.865     683.236    83.024    39.989     4.261       11.759        53.796        32.412       2.729     23.945
           Texas     7.075     684.004    82.361    39.234    13.264       14.386        18.094        22.615       4.698     23.262
           Other     6.987     685.516    83.707    40.293     8.181        8.316        47.005        36.350       0.400     26.556
                     -----     -------    ------    ------    ------       ------        ------        ------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======    ======       ======        ======        ======       =====     ======

                                                             WA Loan
California
Breakdown:          # Loans       Balance $       %        Balance $
        CA North       101     30,143,891.02    39.01     298,454.37
        CA South       158     47,131,095.93    60.99     298,298.08
                       ---     -------------   ------     ----------
           Total       259     77,274,986.95   100.00     596,752.45
                       ===     =============   ======     ==========


                                             Weighted Average Collateral Characteristics
California
Breakdown:           WAC        FICO      %LTV      % DTI    Non-Prim    Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
        CA North     6.302     686.051    79.668    39.817     7.449       11.476        62.014        37.827       0.000     60.230
        CA South     6.271     686.918    79.407    40.240     7.803       21.126        49.375        35.598       0.000     56.728
                     -----     -------    ------    ------     -----       ------        ------        ------       -----     ------
           Total     6.283     686.580    79.508    40.075     7.665       17.361        54.305        36.467       0.000     58.094
                     =====     =======    ======    ======     =====       ======        ======        ======       =====     ======

                                                             WA Loan

Fixed/Floating:     # Loans       Balance $       %        Balance $
     6 Month ARM         6      1,296,018.32     0.39     216,003.05
  6 Month ARM IO         9      2,099,902.39     0.63     233,322.49
        2/28 ARM       714    126,478,164.57    37.68     177,140.29
     2/28 ARM IO       243     69,371,985.32    20.67     285,481.42
        3/27 ARM       141     23,237,750.99     6.92     164,806.74
     3/27 ARM IO        64     16,712,614.54     4.98     261,134.60
        5/25 ARM        37      5,257,612.17     1.57     142,097.63
     5/25 ARM IO       123     23,756,692.71     7.08     193,143.84
      Fixed Rate       360     67,414,833.18    20.09     187,263.43
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

                                             Weighted Average Collateral Characteristics

Fixed/Floating:      WAC    WA Ave FICO   WA %LTV   % DTI   Non-Prim     Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
     6 Month ARM     6.021     687.497    78.954    36.173     0.000       11.538         7.694        23.477       0.000      0.000
  6 Month ARM IO     6.737     719.501    79.024    43.685    46.697       10.324        13.703         0.000       0.000    100.000
        2/28 ARM     7.015     677.823    83.501    41.018    13.394       18.159        40.304        34.810       0.146      0.000
     2/28 ARM IO     6.271     687.142    82.607    39.992     0.897       13.485        47.034        41.643       0.509    100.000
        3/27 ARM     6.896     682.694    82.620    40.955    11.994       22.963        62.729        32.225       1.684      0.000
     3/27 ARM IO     6.149     696.579    84.677    39.518     0.000        6.687        60.022        54.570       0.000    100.000
        5/25 ARM     7.229     691.896    80.303    39.656    11.415        3.936        28.515        12.957       1.547      0.000
     5/25 ARM IO     6.925     692.873    78.073    41.582    15.877        5.643        13.039         0.000       8.135    100.000
      Fixed Rate     6.607     690.245    79.287    40.185     5.105       21.111        67.980        38.960       0.000      4.456
                     -----     -------    ------    ------    ------       ------        ------        ------       -----    -------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======    ======       ======        ======        ======       =====    =======

                                                             WA Loan
Months to
Rate Reset:         # Loans       Balance $       %        Balance $
               0       360          67414833       20         187263
          1 - 12        15           3395921        1         226395
         13 - 24       957         195850150       58         204650
         25 - 36       205          39950366       12         194880
         37 - 49       160          29014305        9         181339
           49 >=
             N/A
                      ----         ---------      ---         ------
           Total      1697         335625574      100         197776
                      ====         =========      ===         ======

                                             Weighted Average Collateral Characteristics
Months to
Rate Reset:          WAC    WA Ave FICO   WA %LTV   % DTI   Non-Prim     Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
               0         7         690        79        40         5           21            68            39           0          4
          1 - 12         6         707        79        41        29           11            11             9           0         62
         13 - 24         7         681        83        41         9           17            43            37           0         35
         25 - 36         7         689        83        40         7           16            62            42           1         42
         37 - 49         7         693        78        41        15            5            16             2           7         82
           49 >=
             N/A
                     -----     -------    ------    ------     -----       ------        ------        ------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======     =====       ======        ======        ======       =====     ======

                                                             WA Loan

Lien:               # Loans       Balance $       %        Balance $
        1st Lien      1697    335,625,574.19   100.00     197,775.82
    Second Liens
        with LTV
       below 85%
    Second Liens
        with LTV
     85.1% - 90%
    Second Liens
        with LTV
     90.1% - 95%
    Second Liens
        with LTV
       above 95%
           Other                                  -              -

                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

                                             Weighted Average Collateral Characteristics

Lien:                WAC    WA Ave FICO   WA %LTV   % DTI   Non-Prim     Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
        1st Lien     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
    Second Liens
        with LTV
       below 85%
    Second Liens
        with LTV
     85.1% - 90%
    Second Liens
        with LTV
     90.1% - 95%
    Second Liens
        with LTV
       above 95%
           Other

                     -----     -------    ------    ------     -----       ------        ------        ------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======     =====       ======        ======        ======       =====     ======

                                                             WA Loan

Prepayment:         # Loans       Balance $       %        Balance $
            None       223     40,507,562.84    12.07     181,648.26
        6 Months         6        641,419.36     0.19     106,903.23
          1 Year       123     30,270,303.90     9.02     246,100.03
          2 Year       693    143,026,476.85    42.61     206,387.41
          3 Year       451     80,980,580.28    24.13     179,557.83
          5 Year       197     39,408,165.59    11.74     200,041.45
           Other         4        791,065.37     0.24     197,766.34
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

                                             Weighted Average Collateral Characteristics

Prepayment:          WAC    WA Ave FICO   WA %LTV   % DTI   Non-Prim     Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
            None     7.059     690.281    82.513    40.109    17.719       14.016        39.042        30.184       1.377     32.760
        6 Months     7.470     701.571    79.905    38.217    15.523       19.851        46.399        26.380       0.000      0.000
          1 Year     6.974     679.030    82.215    40.893     8.236       24.868        46.198        32.470       0.000     24.150
          2 Year     6.654     680.711    82.814    40.794     8.010       14.627        42.852        36.800       0.403     39.604
          3 Year     6.705     686.594    81.237    39.989     6.588       14.935        50.859        31.455       2.234     38.743
          5 Year     6.420     696.632    79.891    41.147     6.089       20.367        67.125        41.729       0.000     15.180
           Other     7.116     704.556    80.000    35.896    23.185       69.198         0.000         0.000       0.000     46.014
                     -----     -------    ------    ------    ------       ------        ------        ------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======    ======       ======        ======        ======       =====     ======

                                                             WA Loan

Index:              # Loans       Balance $       %        Balance $
 Libor - 6 Month      1230    253,763,927.22    75.61     206,312.14
  Libor - 1 Year       107     14,446,813.79     4.30     135,016.95
      Fixed Rate       360     67,414,833.18    20.09     187,263.43
           Other                                    -              -
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

                                             Weighted Average Collateral Characteristics

Index:               WAC    WA Ave FICO   WA %LTV   % DTI   Non-Prim     Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
 Libor - 6 Month     6.738     683.424    82.532    40.752     9.950       15.269        41.919        33.409       1.160     44.112
  Libor - 1 Year     6.911     690.520    85.022    39.094     3.139       13.453        47.214        39.661       0.000      0.000
      Fixed Rate     6.607     690.245    79.287    40.185     5.105       21.111        67.980        38.960       0.000      4.456
           Other
                     -----     -------    ------    ------     -----       ------        ------        ------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======     =====       ======        ======        ======       =====     ======

                                                             WA Loan
Mortgage
Insurance:          # Loans       Balance $       %        Balance $
     80 plus LTV
         with MI       562         116775382       35         207785
     80 plus LTV
      without MI        15      2,153,787.07     0.64     143,585.80
   below 80 LTV
         with MI                                  -              -
     Not covered
           by MI      1120    216,696,405.29    64.56     193,478.93
           Other                                  -              -
                      ----    --------------   ------     ----------
           Total      1697    335,625,574.19   100.00     197,775.82
                      ====    ==============   ======     ==========

                                             Weighted Average Collateral Characteristics
Mortgage
Insurance:           WAC    WA Ave FICO   WA %LTV   % DTI    Non-Prim   Non SF/PUD   Refi Cachout   MI Covered   NINA/No Doc    IO
     80 plus LTV
         with MI         7         700        91        40        11           17            55           100           0         34
     80 plus LTV
      without MI     7.641     663.993    99.982    44.187     4.869       12.142        73.838         0.000       0.000     14.161
   below 80 LTV
         with MI
     Not covered
           by MI     6.637     677.113    76.759    40.599     7.633       15.925        42.998         0.000       1.358     34.342
           Other
                     -----     -------    ------    ------     -----       ------        ------        ------       -----     ------
           Total     6.719     685.099    81.988    40.561     8.684       16.364        47.382        34.793       0.877     34.248
                     =====     =======    ======    ======     =====       ======        ======        ======       =====     ======